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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 9, 2003
(Date of earliest event reported)

Commission File No. 333-105940


                   Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


   201 North Tryon Street, Charlotte, North Carolina                28255
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Address of principal executive offices                            (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.


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ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
------------------                                ------------------------------
        (99)                                      Collateral Term Sheets
                                                  prepared by Banc of America
                                                  Securities LLC in connection
                                                  with Banc of America
                                                  Alternative Loan Trust
                                                  2003-11, Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2003-11


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          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA MORTGAGE
                                        SECURITIES, INC.


December 9, 2003


                                        By:  /s/ Judy Lowman
                                             -----------------------------------
                                             Judy Lowman
                                             Vice President


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                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         ------------------------------------          --------------

(99)                Collateral Term Sheets                              E
                    prepared by Banc of America
                    Securities LLC in connection
                    with Banc of America Alternative
                    Loan Trust 2003-11, Mortgage Pass-
                    Through Certificates, Series 2003-11

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